SUPPLEMENT TO THE COLUMBUS LIFE INSURANCE COMPANY
       LEGACY SURVIVORSHIP VARIABLE UNIVERSAL LIFE MAY 1, 2002 PROSPECTUS

                        SUPPLEMENT DATE: DECEMBER 9, 2002


The following information replaces The Legends Fund, Inc. fee information found on page 11 of the prospectus.



Fund expenses shown are based on actual advisor fees and other expenses incurred, before and after expense reimbursements, for the 12-month period ended
June 30, 2002.

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

FUND EXPENSES                                                           AFTER EXPENSE REIMBURSEMENT               BEFORE EXPENSE
                                                                                                                  REIMBURSEMENT
                                                              ADVISOR        OTHER        12B-1     TOTAL
                                                               FEES        EXPENSES       FEES     EXPENSES       TOTAL EXPENSES
                                                               ----        --------       ----     --------       --------------


  Legends Harris Bretall Equity Growth Portfolio              0.65%         0.52%         ---        1.17%            1.17%
  Legends Third Avenue Value Portfolio                        0.65%         0.43%         ---        1.08%            1.08%
  Legends Gabelli Large Cap Value Portfolio                   0.90%         0.60%         ---        1.50%            1.63%
  Legends Baron Small Cap Portfolio                           1.05%         0.60%         ---        1.65%            2.32%
